                                                                   EXHIBIT 10.2


                   FIRST AMENDMENT TO AGREEMENT TO PURCHASE

        THIS FIRST AMENDMENT TO AGREEMENT TO PURCHASE ("Amendment") is made as of this 29th day of October, 1996, by and between JMB/Spring Hill Associates, an Illinois general partnership ("Seller") and Inland Real Estate Corporation, a Maryland corporation, ("Purchaser").

                                  RECITALS:

                A. Seller and Purchaser have previously executed that certain Agreement to Purchase dated October 14, 1996 ("Agreement");

                B. On October 18, 1996, Purchaser gave its "Notice to Cancel" pursuant to the terms of Paragraph 8.1 (a) of the Agreement;

                C.      In consideration of a reduction in the
                        Purchase Price by Seller and for other consideration set forth in this Amendment, the parties do hereby desire to vitiate the Notice to Cancel and to reinstate the terms of the Agreement in full, except to the extent modified by this Amendment;

                D. All terms defined in the Agreement shall have the same meanings when used in this Amendment.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

                1. The Notice to Cancel dated October 18, 1996, from Purchaser to Seller is hereby vitiated, and the Agreement is hereby reinstated in full except to the extent amended hereby;

                2.      A new definitional term is hereby added to
                        Article I of the Agreement and shall read as follows:

                                "PIER 1 LEASE:          That certain Lease to
                                                        be executed by
                                                        Seller, as Landlord,
                                                        and Pier 1 Imports,
                                                        Inc. as Tenant, and
                                                        containing the Fixed
                                                        Minimum Rent,
                                                        Percentage Rent and
                                                        other financial terms
                                                        set forth on Exhibit A
                                                        attached to this
                                                        Amendment;"

3. The definition of "Closing Date", as set forth in the Agreement is hereby deleted and in lieu thereof, the following is hereby substituted:

                "Three (3) business days after execution of the Pier 1 Lease and delivery of a copy thereof to Purchaser, subject to extension to December 23, 1996, pursuant to Section 4.5(b)(viii) hereof, and pursuant to Section 4.2 hereof."

4. If the Pier 1 Lease is not executed by December 20, 1996, in substantially the same form as used in the existing Lease between Seller and Pier 1 Imports, Inc., then this Agreement shall be and become null and void and of no further force or effect, except as set forth in paragraph 7.1(c) and the Deposit will forthwith be returned to Purchaser;

5. The Purchase Price set forth in paragraph 3.1 of the Agreement is hereby changed to "9,200,000.00";

6. Purchaser acknowledges receipt of the Survey and Title Commitment and Purchaser's comments thereon are contained in that certain letter dated October 22, 1996, from Samuel A. Orticelli, counsel to Purchaser, and addressed to Robert W. Newman, counsel to Seller. The ten (10) day period of time that Seller shall have to attempt to cure the matters set forth in the October 22, 1996, letter shall commence from and after the date that this Amendment is executed;

7. Paragraph 4.3(c)(iii)(dd) shall be modified such that the parties will make best efforts to effect a final reproration of Tenant Expense Contributions not later than December 27, 1996, or such earlier date after Closing as Seller shall direct in writing to Purchaser, provided that such notice from Seller shall be accompanied by Seller's reproration calculations, and Purchaser shall have not less than two
        (2) business days to review and comment upon same;

8. The "Reproration Date", as defined on page 8 of the Agreement, shall be redefined as follows:

                "Real estate taxes will be reprorated (and such reproration will be a final reproration) not later than December 27, 1996, or such earlier date after Closing as Seller shall direct in a written notice to Purchaser ("Reproration Date") as follows:"

9. Purchaser acknowledges that the Inspection Period has expired and that Purchaser has approved the matters described in paragraph 8.1(a) of the Agreement and has determined to acquire the Property. In addition, Purchaser acknowledges that it has obtained the approval of its Board of Directors to acquire the Property, and that condition, as contained in paragraph 8.1(a) is acknowledged by Purchaser to be satisfied.


        10. This Amendment and any document or instrument executed pursuant hereto may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute the same instrument.

In all other respects, the Agreement remains unmodified and in full force and effect.

                                        PURCHASER:

                                        INLAND REAL ESTATE CORPORATION


                                        By:
                                           -------------------------------------
                                               Its: Authorized Agent
                                                   ----------------------------
                                        SELLER:

                                        JMB/SPRING HILL ASSOCIATES, an
                                        Illinois general partnership

                                        By:    JMB Mortgage Partners, Ltd.-III,
                                               an Illinois limited
                                               partnership, general partner

                                        By:    JMB REALTY CORPORATION, an
                                               Illinois corporation,
                                               corporate general partner

                                        By:
                                           -------------------------------------
                                               Its:
                                                   ----------------------------
                acknowledges that it has obtained the approval of its
                Board of Directors to acquire the Property, and that condition, as contained in paragraph 8.1(a) is acknowledged by Purchaser to be satisfied.

        10. This Amendment and any document or instrument executed pursuant hereto may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute the same instrument.

In all other respects, the Agreement remains unmodified and in full force and effect.

                                        PURCHASER:

                                        INLAND REAL ESTATE CORPORATION

                                        By:
                                           -----------------------------
                                               Its:
                                                   ---------------------

                                        SELLER:

                                        JMB/SPRING HILL ASSOCIATES, an
                                        Illinois general partnership

                                        By:    JMB Mortgage Partners, Ltd.-III,
                                               an Illinois
                                               limited partnership,
                                               general partner

                                        By:    JMB REALTY CORPORATION,
                                               an Illinois corporation,
                                               corporate general
                                               partner

                                        By: Julie Walker
                                            ----------------------------
                                               Its: Vice President
                                                    ---------------------

                                                                   Pier One: xls

URBAN RETAIL PROPERTIES CO.                New Lease                _______
TENANT COMMITMENT REPORT (TCR)             Renewal Lease            ___X___
                                           Extension                _______

================================================================================
SUBMITTED BY: Edgar Cepuritis      DATE: 6/19/96       OFFICE: Chicago

CENTER:       Spring Hill Fashion Corner

PREMISES:                      SPACE #: 100   SQUARE FT:  8,487   LEVEL: ______

TENANT:

   TRADE NAME:                                 Pier One
   LEGAL NAME TO APPEAR ON LEASE
     (i.e. ENTITY THAT IS SIGNING THE LEASE):  Pier One, Inc.
   STATE OF INCORPORATION                      Delaware
   ADDRESS:                                    301 Commerce Street
                                               Ft. Worth, TX 76102
                                               _________________________________

   IS TENANT A FRANCHISEE?                     _____  __X__
                                                YES     NO

   DOES THE TENANT ENTITY LISTED ABOVE (TO APPEAR ON LEASE) HAVE SUFFICIENT NET WORTH TO FULFILL ALL OBLIGATIONS UNDER THE LEASE?

                                               __X__   _____ (IF NO, FILL OUT
                                                YES      NO    SECTION BELOW)
GUARANTOR:

   LEGAL NAME TO APPEAR ON LEASE (i.e. ENTITY
      THAT IS GUARANTEEING THE LEASE):         _________________________________
   STATE OF INCORPORATION:                     _________________________________

   ADDRESS:                                    _________________________________
                                               _________________________________
                                               _________________________________
   PERIOD:   (x) Term OR ______________yrs.
             Note: Explain if less than the full term: _________________________
             ___________________________________________________________________

FINANCIAL STATEMENT SUBMISSION:

   TENANT ENTITY:    ( ) n/a - I am requiring a Guarantor (see below).
                     ( ) financials attached.
                     (X) financials on file . . . this is a national tenant.
   GUARANTOR:        ( ) there is not a Guarantor because the tenant entity has a sufficient net worth.
                     ( ) financials attached.
                     ( ) financials on file . . . this is a national tenant.

   NOTE: FINANCIALS MUST BE INCLUDED FOR ALL NON-NATIONAL TENANTS!

TENANT HISTORY:
   ________  New tenant to this center; OR
   ________  Relocation, Tenant's lease of space _________ expires _________; OR
   ________  Early renewal, tenant's lease expires _________________________; OR
   ___X____  Renewal (Lease expires one day before the new commencement date)

PROJECTED DELIVERY DATE:  ___________________________________________
TENANT COMMENCEMENT DATE:  4/1/97

LEASE TERM:  5 YEARS,     FROM   4/1/97 TO 3/31/02

SECURITY DEPOSIT:            ____________________

RADIUS RESTRICTION:          ____________________ miles

                                     1 of 6

                                   EXHIBIT A

PERMITTED USE:          The retail sale of imported and domestic giftware,
                        housewares, home furnishings and accessories, novelties, decorator items, packaged gourmet foods, packaged candies, adult clothing (But no more than 30% of the square footage of the premises shall be used for the sale of adult clothing) and related items.

THE SQUARE FOOTAGE USED TO CALCULATE RENT AND CHARGES IS:       8,487 SQ. FT.

        ( x )   This is the same square footage as found on page one.
        (   )   This square footage differs from that on page one. See
                "explanation" section below.

FIXED MINIMUM RENT:

Years   1     Monthly   $9,194.25     Annually   $ 110,331.00     P.S.F   $13.00
Years   2     Monthly   $9,547.88     Annually   $ 114,572.50     P.S.F   $13.50
Years   3     Monthly   $9,901.50     Annually   $ 118,818.00     P.S.F   $14.00
Years   4     Monthly  $10,255.13     Annually   $ 123,061.50     P.S.F   $14.50
Years   5     Monthly  $10,608.75     Annually   $ 127,305.00     P.S.F   $15.00

PERCENTAGE RENT:

Years   1     5 % of Gross Sales over            $3,206,620.00 per year  (  $ %)
Years   2     5 % of Gross Sales over            $2,291,490.00 per year  (  $ %)
Years   3     5 % of Gross Sales over            $2,376,360.00 per year  (  $ %)
Years   4     5 % of Gross Sales over            $2,461,230.00 per year  (  $ %)
Years   5     5 % of Gross Sales over            $2,546,100.00 per year  (  $ %)

OPTION:

Years   6     Monthly  $10,962.38     Annually   $ 131,548.30     P.S.F   $15.50
Years   7     Monthly  $11,316.00     Annually   $ 135,792.00     P.S.F   $16.00
Years   8     Monthly  $11,669.63     Annually   $ 140,035.50     P.S.F   $16.50
Years   9     Monthly  $12,023.25     Annually   $ 144,279.00     P.S.F   $17.00
Years  10     Monthly  $12,376.88     Annually   $ 148,522.50     P.S.F   $17.50

OPTION PERCENTAGE RENT:

Years   6     5 % of Gross Sales over            $2,630,970.00 per year  (  $ %)
Years   7     5 % of Gross Sales over            $2,715,840.00 per year  (  $ %)
Years   8     5 % of Gross Sales over            $2,800,710.00 per year  (  $ %)
Years   9     5 % of Gross Sales over            $2,885,580.00 per year  (  $ %)
Years  10     5 % of Gross Sales over            $2,970,450.00 per year  (  $ %)

ADDITIONAL CHARGES:

      __X___    Full pro rata to be paid; current estimated charges are:   $2.99

      ______ Full pro rata to be paid: estimated charges for the next lease year are not yet available, currently charges are:

      ______ This is a gross deal (complete "Explanation Section"). Negotiated charges have been adjusted as follows:

Common Area Maint.:   Monthly  $1,011.37   Annually  $12,136.41   P.S.F.   $1.43
(estimated, includes insurance)

Real Estate Taxes:    Monthly   $ 749.69   Annually  $8,996.22    P.S.F.   $1.06
(estimated)

Promotion Fund/       Monthly   $ 353.63   Annually  $4,243.50    P.S.F. $  0.50
Merchant's Assoc.: (estimated)

Media Fund:           Monthly      $0.00   Annually      $0.00    P.S.F.  $   -

Utilities:            Monthly      $0.00   Annually      $0.00    P.S.F.  $   -
(trash removal supplied by Landlord)

Utilities:            Monthly      $0.00   Annually      $0.00    P.S.F.  $   -
(water supplied by Landlord)

Utilities:            Monthly      $0.00   Annually      $0.00    P.S.F.  $   -
(electricity supplied by Landlord)

Sprinkler Charge:     Monthly      $0.00   Annually      $0.00    P.S.F.  $   -
(estimated)

All HVAC:             Monthly      $0.00   Annually      $0.00    P.S.F.  $   -
(estimated)

Other:                Monthly      $0.00   Annually      $0.00    P.S.F.  $   -


                                     2 of 6

                                                                 Pier One: xls

OTHER CHARGES/CONTRIBUTIONS:  __________________________________________________
________________________________________________________________________________
________________________________________________________________________________

EXPLANATION:   _________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

STATUS OF NEW SPACE(S):      (Please mark each category that applies)

   _____ Reconfiguration (Please use Special Provision Section to elaborate)
   _____ Raw Space, space number(s)  _______________________________________; OR
   _____ Vacant (Landlord has legal possession, free and clear); OR
   _____ Leased - Tenant in possession.

         Tenant under the tradename _______________________is in space no. 2001. Their Lease expires ________________________________________. However,
         Landlord has the right to terminate Lease on ______ days notice; or their lease will be terminated effective ___________________. The termination request is:
         ( ) Attached  ( ) Previously Submitted  ( ) Not applicable

                        Additional Space (if applicable)

         Tenant under the tradename ________________________is in space no. ____ their Lease expires ________________________________________; or
         Landlord has the right to terminate Lease on ______ days notice; or their lease will be terminated effective ___________________. The termination request is:
         ( ) Attached  ( ) Previously Submitted  ( ) Not applicable

PLEASE NOTE:  The TCR will not be processed until the termination request has been approved. If the termination request is not attached, please explain under "Special Provisions".

CONSTRUCTION PROVISIONS:

Premises shall be delivered to tenant in "as is", "where is" condition. Tenant's initial work shall include:

No new work.









Tenant shall complete their work by:  None

Landlord shall perform the following work:  No work




For an estimated cost (attached), not to exceed:  $____-_____

TENANT ALLOWANCE:

    Landlord's Work:     $____-_____
    Cash:                $____-_____ (To be paid after Tenant opens for
                                         business and has satisfied Landlord's
                                         standard requirements)
    Abatement:           $____-_____ (Minimum rent only)
                                     (If based on months, how many months?  0
       Total:            $____-_____

                                     3 of 6

                                                                  Pier One: xls

SPECIAL PROVISIONS:  ___________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


MAILING INSTRUCTIONS:

Send Leases to (x) Tenant:           Diane Blagg      Telephone 817/878-8079
                                                            Fax 817/878/7888

Send Leases to ( ) Tenant's Rep:     ________________ Telephone _______________
                            Firm:    ________________       Fax _______________
                            Address: ________________
                                     ________________

Send Tenant Package to:              ________________ (specify if different from
                            Firm:    ________________    Tenant)
                            Address: ________________ Telephone ________________
                                     ________________       Fax ________________
                                     ________________

This letter of intent is not intended to be an enforceable contract, but only an indication of the understanding of the undersigned with respect to the matter herein set forth so that both parties may proceed to the negotiation, preparation and execution of a formal lease agreement. It is understood that a formal lease is a prerequisite to the creation of any enforceable contract between the parties, and that such lease may contain additional terms to be mutually agreed upon which may only be evidenced by the execution and delivery of said lease by both parties thereto.

VERBALLY APPROVED:

        Tenant:  _______________________________________________________________
        By:      _______________________________________________________________
           Its:  _______________________________________________________________
           Date: _______________________________________________________________

APPROVED:
        URBAN RETAIL PROPERTIES CO.
        a Delaware Corporation
        By:      ???????
           Its:  Senior Vice President
           Date: 6/20/96

FINANCIAL STATEMENT REVIEW (To be completed by Ross Glickman);

     _______ I have reviewed and approved the tenant's (and/or guarantor's) financial statement(s).

     ___X___ OK to finalize execution and delivery of lease without further verification of Tenant's financial condition. (applies to national tenants only)

APPROVED:    URBAN RETAIL PROPERTIES CO.
             a Delaware Corporation

        By:      ???????
           Its:  Executive Vice President/National Leasing Director
           Date: 6/24/96


cc Portfolio Manager




                                    4 of 6

                                                                  Pier One: xls

                          URBAN REVIEW OF NEGOTIATIONS
                             FOR INTERNAL USE ONLY


Please mark whether the following items have been discussed:

                           not          discussed        discussed, comments
                        discussed         denied

Floating:
  commencement date:    _________       _________      _________________________

Opening co-tenancies:   _________       _________      _________________________

Optional renewals:      _________       _________      _________________________

Use clause:             _________       _________      _________________________

Exclusives:             _________       _________      _________________________

Remedies for
  breach of exclusive:  _________       _________      _________________________

Operating co-tenancy:   _________       _________      _________________________

Remedies (go dark,
  % rent, termination): _________       _________      _________________________

Special hours:          _________       _________      _________________________

Right to close for
  specified holidays:   _________       _________      _________________________

Cap on center expenses: _________       _________      _________________________

Cap on promo fund:      _________       _________      _________________________

Cap on media:           _________       _________      _________________________

Tenant audit rights:    _________       _________      _________________________

Term of the guaranty:   _________       _________      _________________________

Special exclusions
  from gross sales:     _________       _________      _________________________

Chargebacks by
  Landlord:             _________       _________      _________________________

Radius Restriction:     _________       _________      _________________________

Other:
____________________    _________       _________      _________________________

Other:
____________________    _________       _________      _________________________


Comments:       ________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


                                     5 of 6
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               [graphic shows map of Spring Hill Fashion Corner

                          West Dundee, Illinois 60116]

                100     Pier One Imports

                200     The Great Frame Up

                210     Travel Agents Int'l

                220     China Palace

                230

                240     Wild Birds Unlimited

                245     Let's Learn

                300     Michael's

                400     Fantastic Sam's

                405     Jenny Craig

                410     Sizes Unlimited

                420     Sally Beauty

                430

                440

                450     Once Upon A Child

                500     TJ Maxx

                600     Play it Again Sports

                610     Funcoland

                620     Cosmetic Center

                640     Celebration Center

                660     Famous Footwear